Exhibit 99.4

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 1 herein are trademarks or service marks of Altisource Solutions S.à r.l. or its subsidiaries. These marks may be registered with the United States Patent and Trademark Office and Intellectual Property Offices of other countries. Altisource Rental Homes A Deeper Dive December 3, 2013

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 2 Forward Looking Statements are qualified to certain risks and uncertainties that could cause actual results and events to differ cause actual results to differ materially from these forward looking statements may include, without limitation, general economic conditions, conditions in the markets in which Altisource is engaged, behavior of customers, suppliers and/or competitors, technological developments and regulatory rules. In addition, financial risks such as currency movements, liquidity and credit risks could influence future results. The foregoing list of factors should not be construed as exhaustive. statements, whether as a result of new information, future events or otherwise.

Page | 3 Altisource Rental Property Management Rental Property Management provides assessment, renovation, leasing and maintenance services

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 4 Providing best-in-class portfolio management services Client Benefits Altisource Rental Property Management Altisource Value Proposition Yield Maximization Proprietary technology incorporates market analysis and property-specific data to deliver optimized strategies MSA of One National vendor network provides the ability to enter new markets with local expertise without costly infrastructure investment Increased Efficiency Centralized management provides efficiency with reduced operational risk Technology Centralized platform providing comprehensive portfolio management services Experience Proven ability to effectively and efficiently manage large-scale, nationwide real estate portfolios Quality and Controls Strategic and unbiased processes utilizing integrated technology to increase transparency, prevent fraud and reduce risk

Altisource®

Services and Capabilities

Altisource offers end-to-end management services for

Acquisition Assessment

- Cost effective initial assessment of target asset by independent vendor
- Comprehensive evaluation of results by experienced internal team
- Proprietary assessment and estimating application provides required renovation work for multiple specification levels
- Additional due diligence performed to evaluate previously identified risks
- Verification of vendors' Scope of Work

Construction Management

- Centrally managed vendor oversight through daily calls and evidentiary review
- Proprietary 100+ point property assessment tool for consistent and accurate renovation estimates
- Standardized design specifications based on price, location, reliability, longevity and aesthetics
- Regular vendor inspections to assure quality standards
- Contractor and material orders automatically generated

Tenant Sourcing

- Nationwide leverage with vendors and material suppliers ensures best possible pricing
- Automated vendor scorecard and ranking processes to drive volume and service provider decisions
- Robust process controls and transparency to reduce fraud and compliance risk
- Redundant coverage to provide additional capacity and mitigate delivery risk

Lease Management

- Mobile system access for brokers, tenants and prospects
- Online application and automated tenant qualification
- Digital lease signature and document tracking
- Centralized 24x7 online and phone support
- Ongoing associate QA and training for consistent customer satisfaction
- Daily reporting and escalation of underperforming assets

Asset Management

- Long term asset plan integrated with preventive maintenance and inspections for predictable maintenance and repair costs
- Monitoring and scoring of vendor performance and repair cost on national basis to drive performance
- "Voice of the customer" feedback loop to drive quality control and continuous improvement

Disposition

- Disposition facilitated through Hubzu™, Altisource's innovative end-to-end real estate transaction portal and online auction platform
- Entire sales experience conducted online – improves transaction processing timelines and drives more and higher offers
- Blends mix of auction sales with traditional online sales (offer, counteroffer)
- Leverages Altisource's marketing spend to drive greater relevant buyer traffic to achieve superior results

© 2013 Altisource. All rights reserved. Proprietary and Confidential.

Page | 5

Thinking Ahead. Delivering Today.®

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 6 Process and Overview We have designed a process that targets having a tenant in a renovated home within 85 days of our receipt of the REO in our portfolio Complete HOA, Utility and Tax Curative Work Market Properties for Rent Complete Assessments and Obtain Client Approval to Renovate Pull Permits and Begin Renovation Execute Lease and Enter Ongoing Tenant Management Process Assessment, Renovation and Rental Process Day 30 Day 25 Day 60 Day 0 Day 85

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 7 Altisource Assessment Overview Altisource utilizes proprietary assessment technology to evaluate current property conditions and deliver consistent recommendations Assessment Process Broker Price Opinion Value Market Comparison Data Assessment Data Not a Candidate for Renovation - Sell As-Is Required Inputs Candidate for Renovation- Review and Approve Output ReSA Proprietary Optimization Tool Broker provides Rental Comparable Market Analysis General Contractors bid on required work, provide additional input Internal review of rent aggregators and current competition Recommendation based on renovation cost as a % of BPO and rental yield

Renovation and Market Assessment

Altisource generates a comprehensive, property level analysis to ensure that the recommended scope of work is aligned with our client's investment requirements

	Comp #1	Comp #2	Comp #3	Comp #4	Comp #5
Address	37523 Birch Tree	3200 Jennifer Dr	37442 Daybreak St	10423 Kristen Park	37662 Harvey St
City	Orlando	Orlando	Orlando	Orlando	Orlando
State	FL	FL	FL	FL	FL
Zip Code	32832	32832	32832	32832	32832
Listed Price/Estimated Value	$ 139,031	$ 177,212	$ 151,306	$ 175,000	$ 173,187
Approximate Specification Level	Premiere	Premiere	Premiere	Elite	Premiere
Beds	4	4	4	4	4
Baths	2	2	3	3	3
Square Footage	1500	1478	1806	1680	1698
Lot Size	8973	6185	6695	7492	5575
Year Built	1984	1983	1987	2005	1989
Kitchen Cabinets	Modular	Modular	Modular	Modular	Modular
Kitchen Countertops	Granite	Granite	Granite	Granite	Granite
Kitchen Flooring	Tile	Tile	Tile	Tile	Tile
Kitchen Appliances	Stainless	Stainless	Stainless	Stainless	Stainless
Kitchen Backsplash	4"	4"	4"	4"	4"
Living Area Flooring	Carpet	Carpet	Tile	Tile	Carpet
Master Bathroom Cabinet	Unitized		Unitized		Modular
Master Bathroom Countertop	Cultured		Laminate		Tile
Master Bathroom Tub/Shower Sur	Plastic		Plastic		Tile
Comp Quality					

10423 Kristen Park Dr, Orlando, FL 32832
Estimated Value: $175,000
Rent Zestimate: $1,698/mo
Approximate Specification Level: Elite



Projected Capital Expenditure Schedule


$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
Projected Cost
1
4
7
10
13
16
19
22
25
28
Year
Landscaping and Driveway
Cabinets and Hardware
Appliances
Electrical
Plumbing
Heating and Cooling
Non-Roofing Exterior
Roofing

ReSA Specification Levels:

Specification Level	Description	Details of Renovation
Designer	Minimum scope meeting FHA compliance level	•Replace missing or broken white appliances •Repainted interior •Basic repairs
Executive	Replacement of dated and worn components in key areas (kitchen, bathrooms)	•Designer level •Updated flooring •Updated countertops
Premiere	Replacement of dated and worn components in all areas	•Executive level •Stainless steel appliances •Updated hardware •Upgraded finishes
Elite	Upgraded bathroom and kitchen flooring, granite countertops	•Premiere level •Updated hardware •Upgraded finishes

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Thinking Ahead. Delivering Today.®

© 2013 Altisource. All rights reserved. Proprietary and Confidential.

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 9 Listing and Leasing - Syndication Methodology Rental listings automatically syndicate to over 30 websites to maximize traffic and drive additional leads First Tier Sites Second Tier Sites

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 10 Rental Candidates 19,650 Zip Codes 200,000+ Transactions Per Month 6,000 QC Inspections Per Month National Presence Nationwide capability enables rapid expansion into new markets with minimal start up time and decreased spend on infrastructure Altisource® Network Vendor Network

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 11 Accelerating Growth in Rental Property Management Of the over 6,000 loans boarded to date, approximately 3,500 loans have been designated as potential rental homes Enhancements to the Deed-in-Lieu program and roll-out of the Deed-for- Lease program accelerates the conversion timeline of potential rental homes As RESI raises additional equity and acquires more non-performing loans, the pool of potential rental homes grows

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 12 About Altisource We are a premier marketplace and transaction solutions provider for the real estate, mortgage and consumer debt industries offering both distribution and content. We leverage proprietary business process, vendor and electronic payment management software and behavioral science based analytics to improve outcomes for marketplace participants. Contact Information All Investor Relations inquiries should be sent to: shareholders@altisource.lu Investor Relations Information Exchange NASDAQ Global Select Ticker ASPS Headquarters Luxembourg Employees More than 7,600